Fees Summary	Feb. 05, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 28,614,291.50
Previously Paid Amount	2,995.77
Total Fee Amount	3,951.63
Total Offset Amount	0.00
Net Fee	$ 955.86